October 30, 1997

Renaissance Capital Greenwich Funds
325 Greenwich Avenue
Greenwich, CT 06830

         Re:      Renaissance Capital Greenwich Funds

Dear Madam/Sir:

         We hereby consent to the reference to our firm as Counsel in this Pre-effective Amendment No. 1 to the Registration Statement on Form N-1A.

                                    Very Truly Yours,

                                    _________/s/___________________
                                    Kramer, Levin, Naftalis, & Frankel